SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (date of event reported): December 3, 1996


                               SILVER DINER, INC.
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-24982

          DELAWARE                                04-3234411
________________________________       ______________________________________
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


                11806 Rockville Pike, Rockville, Maryland, 20852
_______________________________________________________________________________
                    (Address of principal executive offices)


                                 (301) 770-0333
_______________________________________________________________________________
                        (Registrant's telephone number)

Item 4. Changes in Registrant's Certifying Accountant


     (a) On March 27, 1996, a wholly owned subsidiary of the Registrant merged with and into Silver Diner Development, Inc. ("SDDI"), a Virginia Corporation, with SDDI surviving as a wholly owned subsidiary of the Registrant. In connection with the Merger, the Registrant retained Reznick Fedder & Silverman ("Reznick"), independent certified public accountants, to audit the financial statements of the Registrant. Prior to the Merger, Reznick had served as independent auditors of SDDI, and KPMG Peat Marwick LLP ("KPMG") had served as independent auditors of the Registrant. The dismissal of KPMG and the engagement of Reznick was previously reported in the Registrant's Current Report on Form 8-K dated March 27, 1996, as amended.

     The Registrant's Board of Directors and Audit Committee have determined that it is in the Registrant's best interest to engage a new independent auditor. On December 3, 1996, the Registrant notified Reznick of its dismissal as independent auditors.

     Reznick has not issued any reports on the financial statements of the registrant. Reznick's report on the Combined Financial Statements of SDDI, Silver Diner Limited Partnership and Silver Diner Potomac Mills, Inc for the years ended December 31, 1995 and January 1, 1995 contained no adverse opinion or disclaimer of opinion; and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1995 and January 1, 1995, and through the date of termination on December 3, 1996, neither the Registrant nor SDDI had any disagreements with Reznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Reznick to make reference to the subject matter of the disagreement in connection with its report.

     (b) On December 3, 1996, the Registrant engaged Deloitte & Touche LLP to audit the financial statements of the Registrant for the year ended December 29, 1996.

Item 7. Financial Statements and Exhibits

     (a) Not Applicable
     (b) Not Applicable
     (c) Exhibits
          16 - Letter from Reznick Fedder & Silverman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SILVER DINER, INC.
                                _______________________________
                                (Registrant)



December 9, 1996                /s/ David Oden
________________________        _______________________________
Date                            David Oden
                                Chief Financial Officer

                                (Duly Authorized Officer and Principal
                                Financial and Accounting Officer)


                                       2